SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                 August 26, 1998




                                   PACIFICORP
             (Exact name of registrant as specified in its charter)



    State of Oregon                   1-5152                     93-0246090
(State of Incorporation)            (Commission               (I.R.S. Employer
                                      File No.)              Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                  97232-4116
(Address of principal executive offices)                          (Zip Code)


               Registrant's telephone number, including area code:
                                 (503) 813-7200


                                    No Change
          (Former Name or Former Address, if changed since last report)

Item 5.   OTHER EVENTS

          Information contained in the news release of PacifiCorp issued on August 26, 1998 concerning the appointment of a new Chief Executive Officer is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)    Exhibit.

                 99.     PacifiCorp news release issued August 26, 1998.



                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PACIFICORP
                                       (Registrant)



                                       By: ROBERT R. DALLEY
                                           -------------------------------------
                                           Robert R. Dalley
                                           Controller
                                           (Chief Accounting Officer)


Date:  August 27, 1998


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
                               INDEX TO EXHIBITS

EX. NO.       DESCRIPTION                                               PAGE NO.
-------       -----------                                               --------

  99.         PacifiCorp news release issued August 26, 1998.